Exhibit 99.30

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-F

KEY PERFORMANCE FACTORS
October 31, 2000



Expected B Maturity 9/15/05


Blended Coupon 6.7503%


Excess Protection Level
3 Month Average   5.92%
October, 2000   6.40%
September, 2000   5.80%
August, 2000   5.58%


Cash Yield19.66%


Investor Charge Offs 4.51%


Base Rate 8.75%


Over 30 Day Delinquency 5.23%


Seller's Interest10.66%


Total Payment Rate14.07%


Total Principal Balance$56,359,968,018.99


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$6,009,277,457.50